UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Graphic Packaging Holding Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33988	26-0405422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Riveredge Parkway
Atlanta, Georgia		30328
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 240-7931

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GPK	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2026, Aditya J. Gandhi, age 46, joined Graphic Packaging Holding Company (the “Company”) as Vice President and Chief Accounting Officer. Mr. Gandhi previously served as Vice President and Chief Accounting Officer of AptarGroup, Inc. ("Aptar") since June 2026. Prior to joining Aptar, he served as Sonoco Products Company's Chief Accounting Officer from August 2022 to May 2026 and prior to that as Assistant Corporate Controller from November 2021 to August 2022. Prior to joining Sonoco Products Company, he held various roles at WestRock Company from January 2018 to November 2021. There are no arrangements or understandings between Mr. Gandhi and any other persons pursuant to which he has been appointed as Vice President and Chief Accounting Officer of the Company and no family relationships between Mr. Gandhi and any director or executive officer of the Company. Mr. Gandhi has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with his appointment, Mr. Gandhi will receive a one-time grant of restricted stock units with a value of approximately $715,000 on the date of grant that vests ratably over three years and a cash sign-on bonus of $105,000.

A press release dated September 28, 2026 announcing Mr. Gandhi's appointment is furnished as Exhibit 99.1 hereto. The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated September 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY

Date:	September 28, 2026	By:	/s/ Daniel S. Fishbein
Daniel S. Fishbein Executive Vice President, General Counsel and Secretary